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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 22, 2004

                            WEIRTON STEEL CORPORATION

             (Exact Name of Registrant as Specified in Its Charter)



                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                1-10244                                   06-1075442
         (Commission File Number)           (I.R.S. Employer Identification No.)

         400 Three Springs Drive
         Weirton, West Virginia                          26062-4989
(Address of Principal Executive Offices)                 (Zip Code)


                                  304-797-2000
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.


On April 22, 2004, the Registrant issued a press release concerning the approval on that date by the United States Bankruptcy Court of the Northern District of West Virginia of the Registrant's motion to sell substantially all its assets to International Steel Group, Inc. and affiliates. The press release is filed as
Exhibit 99.1 to this report and its text is herein incorporated by reference.







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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2004
WEIRTON STEEL CORPORATION





                                     By: /s/ Mark E. Kaplan
                                         -----------------------------

                                              President and
                                         Chief Financial Officer



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